SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Enhanced Emerging Markets Fixed Income Fund
The fund’s Board of Directors (Board) has approved changes to the fund proposed by Deutsche Investment Management Americas Inc. (DIMA), the fund’s investment advisor including: (i) a new fund name; (ii) the termination of the sub-advisory agreement between DIMA and Deutsche Alternative Asset Management (Global) Limited (DAAM Global); (iii) the appointment of Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly-owned subsidiary of Deutsche Bank AG, as a subadvisor to the fund; and (iv) a sub-advisory agreement between DIMA and Deutsche AM International GmbH, its affiliate, with respect to the fund. The changes to the fund, as described further below, will become effective on or about October 2, 2017. Deutsche AM International GmbH will begin providing portfolio management services to the fund on or about October 2, 2017.
DIMA, subject to the approval of the fund’s Board, has ultimate responsibility to oversee any subadvisor to the fund and to recommend the hiring, termination and replacement of subadvisors for the fund. The fund and DIMA have received an exemptive order from the Securities and Exchange Commission (SEC) that allows DIMA, subject to the approval of the fund’s Board, to appoint Deutsche AM International GmbH as a subadvisor to the fund without obtaining shareholder approval. The fund and DIMA are subject to certain conditions imposed by the SEC order.
Effective on or about October 2, 2017, the summary prospectus is supplemented as follows:
Deutsche Enhanced Emerging Markets Fixed Income Fund will be renamed Deutsche Emerging Markets Fixed Income Fund. All references in the prospectus to the Deutsche Enhanced Emerging Markets Fixed Income Fund will be superseded with Deutsche Emerging Markets Fixed Income Fund.
DAAM Global will no longer serve as subadvisor to the fund and all references to DAAM Global are hereby deleted.
All disclosure and references in the fund’s summary prospectus to “Currency strategies” and “Currency strategies risk” are hereby deleted.
The following information replaces the existing disclosure under the “MANAGEMENT” section of the fund’s summary prospectus.
Investment Advisor
Deutsche Investment Management Americas Inc.
Subadvisor
Deutsche Asset Management International GmbH
Portfolio Manager(s)
Rahmila Nadi, Assistant Vice President. Lead Portfolio Manager of the fund. Began managing the fund in 2013.
Nicolas Schlotthauer, CEFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.

The following information replaces the second paragraph of the “Main investments” disclosure contained in the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus:
The fund considers “emerging markets” to include, but not to be limited to: (i) the countries or markets that are part of the JP Morgan Emerging Markets Bond (EMBI) Global Diversified Index; or (ii) the countries or markets that are classified as “emerging market and developing economies” by the International Monetary Fund (IMF) (World Economic Outlook); or
(iii) countries listed as low or middle (both lower middle and higher middle) income by the World Bank, if a country is an emerging market and if such country is not part of the JP Morgan EMBI Global Diversified Index and if it is not classified as “emerging market and developing economy” by the IMF.

Please Retain This Supplement for Future Reference
July 25, 2017
PROSTKR-927